SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 15, 2000


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                    333-32591                    58-1897792
  -------------                    ---------                    ----------
 (State or other                  (Commission                  (IRS Employer
  jurisdiction                      File No.)                Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  April  2000  to  the   Series   1997-2
                     Certificateholders on May 15, 2000.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  April  2000  to  the   Series   1998-1
                     Certificateholders on May 15, 2000.

Item 7(c).           Exhibits.
                     ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of April 2000.

          99.2 Series 1998-1 Certificateholders Statement for the month of April 2000.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FNANB CREDIT CARD
                               MASTER TRUST


                               By:       FIRST NORTH AMERICAN
                                         NATIONAL BANK, as
                                         Transferor and Servicer


                               By:
                                         Michael T. Chalifoux
                                         Chairman of the Board





Date:      May 15, 2000

                                       -2-
















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



          Exhibit
          Number                      Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of April 2000.


          99.2 Series 1998-1 Certificateholders Statement for the month of April 2000.